HSBC FUNDS
HSBC Emerging Markets Debt Fund
HSBC Emerging Markets Local Debt Fund

Supplement dated September 11, 2014
to the Prospectus dated February 28, 2014, as supplemented to date (the “Prospectus”)

Effective September 11, 2014, Vinayak Potti will become a portfolio manager of the HSBC Emerging Markets Debt Fund (the “Debt Fund”) and Abdelak Adjriou will become a portfolio manager of the HSBC Emerging Markets Local Debt Fund (the “Local Debt Fund”). Guillermo Ossés, Lisa Chua, Binqi Liu, and Phil Yuhn will continue to serve as portfolio managers to each Fund. This supplement contains information that will become effective on September 11, 2014 and amends certain information contained in the Prospectus.

The “HSBC Emerging Markets Debt Fund – Portfolio Managers” subsection on page 8 of the Prospectus is deleted and replaced with the following:

Investment decisions for the Fund are made by the Adviser’s Emerging Markets Debt Team. Guillermo Ossés, Managing Director, Head of Emerging Markets Debt Portfolio Management; Lisa Chua, CFA, Senior Vice President, Portfolio Manager; Binqi Liu, Vice President, Portfolio Manager; Phil Yuhn, Senior Vice President, Portfolio Engineer; and Vinayak Potti, Vice President, Portfolio Manager, are the members of the Emerging Markets Debt Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio. Mr. Ossés has managed the Fund since it commenced operations on April 7, 2011. The other members of the Emerging Markets Debt Team have managed the Fund since February 28, 2012, except for Mr. Potti, who has managed the fund since September 11, 2014.

The “HSBC Emerging Markets Local Debt Fund – Portfolio Managers” subsection on page 15 of the Prospectus is deleted and replaced with the following:

Investment decisions for the Fund are made by the Adviser’s Emerging Markets Debt Team. Guillermo Ossés, Managing Director, Head of Emerging Markets Debt Portfolio Management; Lisa Chua, CFA, Senior Vice President, Portfolio Manager; Binqi Liu, Vice President, Portfolio Manager; Phil Yuhn, Senior Vice President, Portfolio Engineer; and Abdelak Adjriou, Vice President, Portfolio Manager, are the members of the Emerging Markets Debt Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio. Mr. Ossés has managed the Fund since it commenced operations on April 7, 2011. The other members of the Emerging Markets Debt Team have managed the Fund since February 28, 2012, except for Mr. Adjriou, who has managed the fund since September 11, 2014.

The “Fund Management – Portfolio Managers – HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund and HSBC Total Return Fund” subsection on page 62 of the Prospectus is revised by adding the following two paragraphs:

Abdelak Adjriou, Vice President, Portfolio Manager, is a portfolio manager on the Emerging Markets Debt team responsible for local markets. He joined the team in August 2013 from HSBC Global Asset Management (France) where he was a portfolio manager on the European Yield Curve Strategy team. He joined HSBC Global Asset Management (France) in December 2004 and moved into a portfolio management role in 2007. Before joining HSBC, he worked for Credit Agricole Indosuez (France) as a quantitative analyst and for IBM (France) as an engineer. Mr. Adjriou has been working in the industry since 2003. He graduated from the Ecole Superieure en Sciences Informatiques (ESSI) (France) with a degree in Engineering and a postgraduate degree in Computer Science applied to Finance. He also holds a postgraduate degree in Random Modeling from the Universite Paris VI – Jussieu.

Vinayak Potti, Vice President, Portfolio Manager, is a portfolio manager on the Emerging Markets Debt team focusing on trading sovereigns as well as risk analysis. He has been working in the industry since 2002. Prior to joining HSBC in 2009, Mr. Potti worked as a product controller in emerging markets at Barclays Capital and before that, as a fund accountant at T. Rowe Price. He holds a B.S. from the University of Maryland and is a CFA Charterholder.

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